LEASE AGREEMENT

                               The Atrium Building

                              10701 Corporate Drive

                                 STAFFORD, TEXAS

                                     Lessor:

                     HSO CORPORATE DRIVE LIMITED PARTNERSHIP

                                     Lessee:

                             Enerteck Chemical Corp.

                             LEASE DATE: Feb 1, 2001
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                                TABLE OF CONTENTS

Section 1.  Premises.....................................................4
Section 2.  Term.........................................................4
Section 3.  Base Rental..................................................4
Section 4.  Adjustment to Base Rental....................................5
Section 5.  Lessee's Occupancy...........................................6
Section 6.  Services to be Furnished by Lessor...........................6
Section 7.  Keys, Locks and Access Cards.................................6
Section 8.  Signage and Lobby Directory..................................7
Section 9.  Relocation of Lessee.........................................7
Section 10.  Maintenance and Repairs by Lessor...........................7
Section 11.  Repairs by Lessee...........................................7
Section 12.  Care of the Premises........................................7
Section 13.  Parking.....................................................7
Section 14.  Lessor's Exclusive Covenant.................................7
Section 15.  Holding Over................................................8
Section 16.  Alterations, Additions, and Improvements....................8
Section 17.  Legal Use and Violations of Insurance Coverage..............8
Section 18.  Laws and Regulations; Building Rules........................8
Section 19.  Nuisance....................................................8
Section 20.  Entry by Lessor.............................................8
Section 21.  Assignment and Subletting...................................8
Section 22.  Transfer of Lessor..........................................9
Section 23.  Subordination to Mortgage...................................9
Section 24.  Mechanic's Lien.............................................9
Section 25.  Estoppel Certificate.......................................10
Section 26.  Events of Default..........................................10
Section 27:  Lessor's Right to Relet....................................12
Section 28.  Lien for Rent..............................................12
Section 29.  Attorney's Fees............................................13
Section 30.  No Implied Waiver..........................................13
Section 31.  Casualty Insurance.........................................13
Section 32.  Liability Insurance........................................13
Section 33.  Indemnity..................................................13
Section 34.  Rent Tax...................................................13
Section 35.  Waiver of Claims and Subrogation...........................14
Section 36.  Casualty Damage............................................14
Section 37.  Condemnation...............................................14
Section 38.  Notices and Cure...........................................14


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Section 39.  Personal Liability.........................................15
Section 40.  Notice.....................................................15
Section 41.  Surrender..................................................15
Section 42.  Captions...................................................15
Section 43.  Entirety and Amendments....................................15
Section 44.  Severability...............................................16
Section 45.  Binding Effect.............................................16
Section 46.  Number and Gender of Words.................................16
Section 47.  Recordation................................................16
Section 48.  Commissions................................................16
Section 49.  Confidentiality............................................16
Section 50.  Governing Law..............................................16
Section 51.  Force Majeure..............................................16
Section 52.  Relationship of Parties....................................16
Section 53.  Security Deposit...........................................16
Section 54.  Financial Information Of Lessee............................16
Section 55.  ADA........................................................17
Section 56.  Hazardous Materials........................................17
Section 57.  No Lessor Obligation to Provide Security...................17
Section 58.  Exhibits...................................................18


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

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (the "Lease"), made and entered into on this 1st___ day of February, 2001, between HSO Corporate Drive Limited Partnership ("Lessor"), and Enerteck Chemical Corp. ("Lessee").

                              W I T N E S S E T H:

Section 1.  Premises

                  Subject to and upon the terms and conditions hereinafter set forth, and each in consideration of the covenants and obligations of the other hereunder, Lessor does hereby lease and demise to Lessee, and Lessee does hereby lease from Lessor, those certain premises (the "Premises") in the building known as The Atrium Building, 10701 Corporate Drive (the "Building") constructed on the real property situated in the City of Stafford, Fort Bend County, TEXAS, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes (the "Property"). The Premises shall mean that (those) certain space(s) on the Second (2nd) floor-(s) of the Building being Suite-s 293 and comprising 557 square feet of Net Rentable Area, as more specifically identified in EXHIBIT B attached hereto. The term "Net Rentable Area" shall be defined as 1.17% of multi-tenant usable area whether or not the floors are actually utilized for multiple tenant occupancy. Usable area shall be computed by measuring to the inside finish of permanent outer building walls, or the glass line if at least 50% of the outer building wall is glass, to the outer side of corridors and/or other permanent partitions, and to the center of partitions that separate the Premises from adjoining usable areas. No deduction shall be made for columns and projections necessary to the Building. The Net Rentable Area in the Building shall mean 108,490 square feet.

Section 2.  Term

                  (a) Subject to and upon the terms and conditions set forth herein, or in any Rider or exhibit hereto, this Lease shall Continue in force for a term of Thirty Six Months (36/Mnths.) beginning on the 1st day of February, 2001, ("Commencement Date") and ending on the 31st day of January, 2004, unless sooner terminated or extended to a later date under any other term or provision hereof.

                  (b) If for any reason the Premises are not ready for occupancy by Lessee on the commencement date specified in Paragraph 2(a) above, Lessor shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, and this Lease and the obligations of Lessee shall nonetheless commence and continue in full force and effect; provided, however, if the Premises are not ready for occupancy for any reason other than omission, delay, or default on the part of Lessee or anyone acting under or for Lessee, the rent herein provided shall not commence until the Premises are ready for occupancy by Lessee. Such abatement of rent shall constitute full settlement of all claims that Lessee might otherwise have against Lessor by reason of the Premises not being ready for occupancy by Lessee on the date of the commencement of the term hereof. Should the term of this Lease commence on a date other than that specified in Paragraph 2(a) above, Lessee will, at the request of Lessor, execute an amendment to this Lease on a form provided by Lessor specifying the beginning date of the term of this Lease. In such event, rental under this Lease shall not commence until such revised commencement date, and the stated term of this Lease shall thereupon commence, and the expiration date shall be extended so as to give effect to the full stated term. If work is required of the Landlord pursuant to EXHIBIT C , the Premises shall be deemed to be ready for occupancy on the first to occur of (i) the date that there is delivered to Lessee a certificate of substantial completion from Lessor's architect, which certificate shall be binding and conclusive upon Lessee in the absence of bad faith and collusion on the part of or between Lessor and Lessor's architect, or (ii) upon the date on which Lessee begins occupancy of the Premises.

Section 3.  Base Rental

                  (a) Lessee hereby agrees to pay to Lessor, without setoff or deduction whatsoever, in accordance with the Schedule of Base Rent attached hereto as EXHIBIT D ("Base Rental). Lessee shall also pay, as additional rent [or Forecast Additional Rent ], all such other sums of money as shall become due from and payable by Lessee to Lessor under this Lease (Base Rental, any adjustment thereto pursuant to Section 4 hereof, and all such other sums of money due from and payable by Lessee pursuant to this Lease are sometimes hereinafter collectively called "rent"), for the nonpayment of which Lessor shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The annual Base Rental, together with any adjustment or increase thereto then in effect, shall be due and payable in advance in twelve (12) equal installments on the first 1st day of each calendar month during the term of this Lease, and Lessee hereby agrees so to pay such Base Rental and any adjustment or increase thereto to Lessor at Lessor's address provided herein (or such other address as may be designated by Lessor in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than first (1st) day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, and the installment or installments so prorated shall be paid in advance.

                  (b) In the event any installment of the Base Rental, or any other sums which may become owing by Lessee to Lessor under the provisions hereof are not received within Five (5) days after the due date thereof (without in any way implying Lessor's consent to such late payment), Lessee, to the extent permitted by law, agrees to pay, in addition to said installment of the Base Rental or such other sums owed, a late payment charge equal to ten percent (10%) (Late Fee) of the installment of the Base Rental or such other sums owed. Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which have been advanced by Lessor to or for the benefit of Lessee pursuant to the provisions of this Lease, it being understood that such sums shall bear interest, which Lessee hereby agrees to pay to Lessor, at the lesser of fifteen percent (15%) per annum or the maximum rate of interest permitted by law to be charged Lessee for the use or forbearance of such money.


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


Section 4.  Adjustment to Base Rental

                  (a) For purposes of ascertaining the adjustment to Base Rental, the following terms shall have the following meanings:

         (i) "Base Amount" (Base Year Expense Stop) shall mean the Basic Cost to operate the Building for the Calendar Year 2001 (Base Year );

         (ii) "Basic Costs" shall mean all Building and Complex Operating Expenses determined as if the building is fully occupied;

         (iii)"Complex"   shall  mean  the   Building  and  any  other  land  or
         improvements, including related parking facilities, now or hereafter operated, in whole or in part, in common with the Building;


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

         (iv) "Estimated Basic Costs" shall mean a good faith projection of Basic Costs for the forthcoming calendar year;

         (v) "Lessee's Share" shall mean the ratio determined by dividing Net Rentable Area in the Premises by Net Rentable Area in the Building. Lessee is deemed to occupy 0.005% percent ("Proportionate Share) of the Net Rentable area of the Building;

         (vi) "Operating Expenses" shall mean all expenses, costs, and disbursements (but not replacement of capital investment items nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building and/or Complex, including, but not limited to, the following:

                  (A) Wages, salaries, and fees of all personnel engaged in the operation, maintenance, leasing (but not to include third party leasing commissions), or security of the Building and/or Complex and personnel who may provide traffic control relating to ingress and egress from the parking areas for the Building to adjacent streets. All taxes, insurance, and benefits relating to employees providing these services shall also be included;

                  (B) All supplies and materials used in the operation and maintenance of the Building and/or Complex;

                  (C) Costs of all utilities for the Building and/or Complex, including but not limited to, the cost of water and power, heating, lighting, air conditioning, and ventilation;

                  (D) Cost of all maintenance, janitorial, and service agreements for the Building and/or Complex and the equipment therein, including but not limited to, alarm service, window cleaning, and elevator maintenance;

                  (E) Cost of all insurance relating to the Building and/or Complex, including but not limited to, the cost of casualty and liability insurance and Lessor's personal property used in connection therewith;

                  (F) All taxes, assessments, and other governmental charges, whether federal, state, county, or municipal, and whether they be by taxing districts or authorities presently taxing the Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building and/or Complex or its operation. Lessee will be responsible for taxes on its personal property and on the value of leasehold improvements to the extent that same exceeds standard Building allowances;

                  (G) Cost of labor and materials in performing repairs and general maintenance in connection with the Building and/or Complex, including without limitation, Lessor's share of all maintenance for the access road to the Building and Lessor's share of maintenance of the underground storm drainage system, but excluding capital repairs or replacement and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to tenants of the Building other than Lessee;

                  (H) Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing operating costs of the Building and/or Complex (e.g. energy saving devices) or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items by an additional charge to be added to rent and paid by Lessee as additional rent, with the reasonable life and amortization schedule being determined by Lessor in accordance with generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building;

                  (I)  Lessor's   accounting,   auditing,   and  legal  expenses
         applicable to the Building and/or Complex;

                  (a) Such Operating Expenses shall be computed on the accrual basis. All Operating Expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied.

                  (b) For each calendar year during the term of this Lease, Base Rental shall be adjusted upward by the amount of Lessee's Share of the increase, if any, of Basic Costs over the Base Amount. Prior to January 1, 2002 and January 1st of each calendar year during the term of this Lease, or as soon as practicable thereafter, Lessor shall provide Lessee with Estimated Basic Costs for the calendar year ahead and Lessee's Share of the increase of Estimated Basic Costs over the Base Amount; thereafter, Lessee's Share of the increase of Estimated Basic Costs over the Base Amount shall be paid in twelve equal monthly installments together with the monthly installment of rental due hereunder. However, for the first calendar year during which the Lease is in effect, if the term of this Lease commences on a day other than January 1, , as soon as practicable thereafter, Lessor shall provide Lessee with Estimated Basic Costs for that calendar year and Lessee's Share of the increase of such Estimated Basic Costs over the Base Amount. Notwithstanding anything to the contrary contained in this Lease, if the Building is less than ninety-five percent (95%) occupied (on average) during any calendar year Operating Expenses for that year shall be increased to an amount that Lessor in good faith projects would have been incurred by Lessor for Operating Expenses for that year had the Building been ninety-five percent (95%) occupied during that year (as an average. Lessee shall pay in equal monthly installments together with the monthly installment of rental due hereunder Lessee's Share of the increase of Estimated Basic Costs over the Base Amount prorated on the basis which the number of days from the commencement of the Lease to and including December 31 bears to 365.


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

                  (c) By June 1, 2002 and by June 1st of each calendar year thereafter during the term of this Lease, or as soon thereafter as practicable, Lessor shall furnish to Lessee a statement of Basic Costs for the previous calendar year. A lump sum payment (which payment shall be deemed a payment of rent hereunder for all purposes) will be made from Lessee to Lessor, or, as the case may be, from Lessor to Lessee within thirty (30) days after the delivery of such statement equal to the difference between Lessee's Share of the increase of actual Basic Costs over the Base Amount and Lessee's Share of the increase of Estimated Basic Costs over the Base Amount for the previous calendar year. The effect of this reconciliation payment is that Lessee will pay during the term of this Lease its share of Basic Cost increases over the original $ (Please see
Section 4(a)(i), above) /square foot Base Amount and no more. The failure of Landlord to require payment of Tenant's Pro Rata Share of any Excess or Landlord's failure to adjust Additional Rent for any calendar year shall not prejudice Landlord's right to receive such payment nor constitute a waiver of Landlord's right to require such payment or adjustment at any later date, nor shall any delay in demanding or collecting such charges be deemed a waiver thereof.

                  (d) Lessor shall  maintain  records  concerning  Estimated and
Actual Operating Costs for twelve (12) months following the period covered by the statement or statements furnished Lessee, after which Lessor may dispose of such records. Lessee may at its sole cost and expense inspect Lessors records during Lessors normal business hours upon first furnishing Landlord fifteen (15) days advance written notice. Lessee shall, however be entitled to only one such inspection each calendar year. All of the information obtained through the Lessee's audit with respect to financial matters (including, without limitations, costs, expenses, income) and any other matters pertaining to the Lessor and/or the building as well as any compromise, settlement, or adjustment reached between Lessor and Lessee relative to the results of the audit shall be held in strict confidence by the Lessee and its officers, agents, and employees; and Lessee shall cause its auditor and any of its officers, agents, and employees to be similarly bound. As a condition precedent to Lessee's exercise of its right to audit, Lessee must deliver to Lessor a signed covenant from the auditor acknowledging that all of the results of such audit as well as any compromise, settlement, or adjustment reached between Lessor and Lessee shall be held in strict confidence and shall not be revealed in any manner to any person except upon the prior written consent of the Lessor, which consent may be withheld in Lessor's sole discretion, or if required pursuant to any litigation between Lessor and Lessee materially related to the facts disclosed by such audit or if required by law. Lessor shall have all rights allowed by law or equity if Lessee, Its Officers, agents, or employees and/or the auditor violate the terms of this provision, including, without limitation, the right to terminate this Lease or the right to terminate Lessee's right to audit in the future pursuant to this Clause. Lessee shall indemnify, defend upon request, and hold Lessor harmless from and against all costs, damage, claims, liabilities, expenses, losses, court costs, and attorney's fees suffered by or claimed against Lessor, based in whole or in part upon the breach of this Paragraph by Lessee and/or its auditor; and shall cause its auditor to be similarly bound. The obligations within the Paragraph shall survive the expiration or earlier termination of the lease.

                  (e) If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any adjustment between Estimated Basic Costs and actual Basic Costs with respect to the calendar year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such calendar year to an including such termination date bears to 365; and any amount payable by Lessor to Lessee or Lessee to Lessor with respect to such adjustment shall be payable within thirty (30) days after delivery by Lessor to Lessee of the statement of actual Basic Costs with respect to such calendar year.

Section 5.  Lessee's Occupancy

                  Lessee shall occupy the Premises and conduct its normal business operations therefrom and the Premises shall be used by Lessee solely for standard office purposes as offices for the following type of business:
Chemical Products and for no other purpose or use.

Section 6.  Services to be Furnished by Lessor

                  Lessor shall furnish to Lessee while occupying the Premises the following services:

                  (a) hot and cold water at those points of supply provided for general use of the tenants in the Building;

                  (b) heated and refrigerated air conditioning in season, during normal business hours for the Building, 6:00 A.M. to 6:00 P.M. weekdays and 8:00 A.M. to 1:00 P.M. on Saturdays (exclusive of Sundays and State and National Holidays) and at such temperatures and in such amounts as are considered by Lessor to be standard. Such service at times other than normal business hours shall be optional on the part of Lessor; provided that upon twenty-four hour advance notice. Such service will be provided to Lessee at Lessee's expense;

                  (c) elevator service in common with other tenants for ingress and egress to and from the Premises;

                  (d) janitorial service as may in the judgment of the Lessor be reasonably required;

                  (e) electric current for normal office usage in the Premises and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent considered by Lessor to be standard; and

                  (f) access to the Premises at all times through keys, or any other devise used in lieu of keys, to the front and rear doors of the Building for Lessee or, if Lessee is a corporation, a reasonable and limited number of designated officers of Lessee.

                  Failure by Lessor to any extent to furnish, or any stoppage of, these defined services, and resulting from causes beyond the control of Lessor or from any other cause, shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly. Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

Section 7.  Keys, Locks and Access Cards

                  Lessor shall furnish Lessee One (1) key and One (1) access card per designated employee. Additional keys will be furnished at a charge by Lessor on receipt of an order signed by Lessee or Lessee's authorized representative. All such keys shall remain the property of Lessor. Any lost, stolen or damaged cards and keys will be replaced at Lessors then current charge per card or key. No additional locks shall be allowed on any door of the Leased Premises without Lessor's written permission, and Lessee shall not make or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this Lease, Lessee shall surrender to Lessor all keys to the Leased Premises and give to Lessor the explanation of the combination of all locks for safes, safe cabinets, and vault doors, if any, in the Leased Premises.

Section 8.  Signage and Lobby Directory

                  (a) Lessor shall provide and install a Lessee identification sign on the entry door to the Lease Premises. All letters and numerals shall be in the standard graphics that are used throughout the Building. Only such standard graphics may be used in any public area or openings to public areas. The cost of any changes to such suite sign will be charged to Lessee.

                  (b)  Lessee  shall  not place  signs or any other  item on the
Premises which may be visible from outside the Building or make any modifications to the identification sign referenced in (a) above, without first obtaining the written consent of Lessor in each such instance.

                  (c) Lessor agrees to identify Lessee on the Lobby Directory Board. The cost of any changes requested by Lessee to such directory will be charged to Lessee.

Section 9.  Relocation of Lessee

                  Lessor reserves the right, at its option, to transfer and remove Lessee from the Premises to any other available space in the Building of substantially equal size, and area, and equivalent Base Rental per square foot. Lessor shall bear the expense of said removal as well as the expense of any renovations or alterations necessary to make the new space substantially conform in layout and appointment with the original Premises.

Section 10.  Maintenance and Repairs by Lessor

                  Unless otherwise stipulated herein, Lessor shall be required to maintain and repair only the structural portions of the Building, both exterior and interior, including the heating, ventilating, and air conditioning systems and equipment, the plumbing and electrical systems and equipment, the public foyers and lobbies, the corridors, parking areas, elevators, stairwells and restrooms and all other areas serving more than one tenant of the Building; provided, however, that interior partitioning walls, carpeting and other portions of the Premises which might otherwise be considered building standard items shall not be the obligations of Lessor. Such building standard items and any other leasehold improvements of Lessee will, at Lessee's written request, and upon Lessor's written approval, be maintained by Lessor at Lessee's expense, at a cost or charge equal to all costs incurred in such maintenance plus an additional 15% charge to cover overhead, which costs and charges shall be payable by Lessee to Lessor promptly upon being billed therefor. In no event will Lessor be required to make any repairs to the aforementioned structural portions of the Building, if such repairs are occasioned by an act of negligence, or misconduct by the Lessee, its agents, employees, subtenants, licensees or concessionaires.

Section 11.  Repairs by Lessee

                  Lessee covenants and agrees with Lessor, at Lessee's own cost and expense, to repair or replace any damage or injury done to the Premises, Building, or any part thereof, or to the Complex, caused by Lessee or Lessee's agents, employees, invitees, or visitors, and such repairs shall restore the Premises, Building or Complex, as the case may be, to the same or as good a condition as it was prior to such injury or damage, and shall be effected in compliance with all building and fire codes and other applicable laws and regulations; provided, however, if Lessee fails to make such repairs or replacements promptly, Lessor may, at its option, make such repairs or replacements, and Lessee shall repay the cost thereof, plus an additional 15% charge to cover overhead, to Lessor on demand.

Section 12.  Care of the Premises

                  Lessee covenants and agrees with Lessor to take good care of the Premises and Building, and the fixtures and appurtenances therein and, at Lessee's expense, to make all nonstructural repairs thereto as and when needed to preserve them in good order and condition except for ordinary wear and tear. Lessee shall not commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, shall deliver up the Premises to Lessor in as good a condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted, and upon any termination of this Lease, Lessor shall have the right to re-enter and resume possession of the Premises.

Section 13.  Parking

                  Lessee shall have the non-exclusive use of the Building surface parking lot for its customers, invitees, and visitors automobiles, subject to rules and regulations for the use thereof as prescribed from time to time by Lessor. During the initial Term of this Lease, Lessee shall be permitted to use Two (2) unreserved vehicle parking spaces in the Buildings surface lot at no charge allowing the parking of Two (2) automobiles by Lessee. Lessee agrees to provide and continually update the name and make, model, color and automobile license numbers of each employee vehicle parked in the Building parking facility. Lessee agrees to cooperate with any parking identification program including compelling its employees to display a "parking sticker in a prominent location as designated by Lessor. Lessor shall have sole control over the parking of all vehicles (including but not limited to cars, trucks, recreational vehicles, trailers, bicycles and motorcycles) and shall designate parking areas and building service areas. A copy of the current parking rules and regulations is attached to this lease as EXHIBIT E. Lessee agrees to provide and continually update the name and automobile license numbers of each employee who will be parking in the Buildings Garage.

Section 14.  Lessor"s Exclusive Covenant.

                   Upon payment by Lessee of the rents provided for in this Lease, and upon the observance and performance of all the covenants, terms and conditions on Lessees part to be observed and performed, Lessee shall, subject to the terms and provisions of this Lease, peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised, only, however, against (i) interference therewith by the affirmative acts of Lessor, its employees or agents, and (ii) interference therewith by any person who may claim superior title to the Leased Premises by, through or under Lessor, but not otherwise. Lessor shall under no circumstances be held responsible for restriction or disruption of access to the Building from public streets caused by construction work or other actions taken by or on behalf of governmental authorities, or for actions taken by other tenants (their employees, agents, visitors, contractors or invitees), or any other cause not entirely within Lessors direct control, and same shall not constitute a constructive eviction of Lessee or give rise to any right or remedy of Lessee against Lessor of any nature or kind. This covenant of quiet enjoyment is in lieu of any covenant of quiet enjoyment provided or implied by law, and Lessee expressly waives any such other covenant of quiet enjoyment to the extent broader than the covenant contained in this Section 14.

Section 15.  Holding Over

                  In the event of holding over by Lessee without the written consent of Lessor, after the expiration or other termination of this Lease and without execution of a new Lease, Lessee shall, throughout the entire holdover period, pay rent equal to 150% of the Base Rental, as adjusted herein and additional rent which would have been applicable had the term of this Lease continued through the period of such holding over by Lessee. No holding over by Lessee after the expiration of the term of this Lease shall be construed to extend the term of this Lease; and in the event of any unauthorized holding over, Lessee shall indemnify Lessor against all claims for damages by any other Lessee or prospective Lessee to whom Lessor may have leased all or any part of the Premises effective before or after the expiration of the term of this Lease, resulting from delay by Lessee in delivering possession of all or any part of the Premises. Any holding over with the written consent of Lessor shall thereafter constitute a lease from month-to-month, under the terms and provisions of this Lease to the extent applicable to a tenancy from month-to-month. Any holding over without Lessors prior written consent shall constitute Lessee a tenant-at-sufferance of Lessor, subject to immediate eviction.

Section 16.  Alterations, Additions, and Improvements

                  Lessee covenants and agrees with Lessor not to permit the Premises to be used for any purpose other than that stated in Section 5 hereof or make or allow to be made any alterations or physical additions in or to the Premises without first obtaining the written consent of Lessor in each such instance. All alterations, structural or non structural, must have Lessor's consent which consent may be withheld in Lessor's sole discretion. Lessee shall be responsible for any lien filed against the Premises or any portion of the Building for work claimed to have been done for, or materials claimed to have been furnished to Lessee. Any and all such alterations, physical additions, or improvements, when made to the Premises by Lessee, shall be at Lessee's expense and shall at once become the property of Lessor and shall be surrendered to Lessor upon termination of this Lease by lapse of time or otherwise unless Lessor requests their removal, in which event Lessee shall remove the same and restore the Premises to their original condition at Lessee's expense; provided, however, this clause shall not apply to the movable fixtures, office equipment, and other personal property owned by Lessee. All construction work done by Lessee within the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the area adjacent to the Premises. Lessee agrees to indemnify Lessor and hold Lessor harmless against any loss, liability or damage resulting from such work, and Lessee shall, if requested by Lessor, furnish bond or other security satisfactory to Lessor against any such loss, liability or damage.

Section 17.  Legal Use and Violations of Insurance Coverage

                  Lessee covenants and agrees with Lessor not to occupy or use, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful, disreputable, or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way invalidate or increase the rate of fire, liability, or any other insurance coverage on the Building and/or its contents. All property kept, stored or maintained within the Premises by Lessee shall be at Lessee's sole risk.

Section 18.  Laws and Regulations; Building Rules

                  Lessee covenants and agrees with Lessor to comply with all laws, ordinances, rules, and regulations of any state, federal, municipal, or other government or governmental agency having jurisdiction of the Premises that relate to the use, condition, or occupancy of the Premises. Lessee will comply with the rules of the Building adopted and altered by Lessor from time to time for the safety, care, and cleanliness of the Premises and Building and for the preservation of good order therein, all changes to which will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee. Lessor shall not be responsible to Lessee for the non-performance by any other Lessee or occupant of the Building of any said rules and regulations. In the event of a conflict or inconsistency between the provisions of this Lease and any such rules, the provisions of this Lease shall control. See EXHIBIT F.

Section 19.  Nuisance

                  Lessee covenants and agrees with Lessor to conduct its business and control its agents, employees, invites, and visitors in such manner as not to create any nuisance, or interfere with, annoy, or disturb any other tenant or Lessor in its operation of the Building.

Section 20.  Entry by Lessor

                  Lessee covenants and agrees with Lessor to permit Lessor or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective purchasers, lessees, mortgagees, or insurers, to clean or make repairs, alterations, or additions thereto, as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

Section 21.  Assignment and Subletting

                  (a) Lessee shall not, without the prior written consent of Lessor, (i) assign or in any manner transfer Lessee's interest in this Lease or any estate or interest therein, or (ii) permit any assignment or transfer of this Lease or any estate or interest therein by operation of law, merger or consolidation, or (iii) sublet the Premises or any part thereof, or (iv) grant any license, concession, or other right of occupancy of any portion of the Premises. Consent by Lessor to one or more assignments or subletting shall not operate as a waiver of Lessor's rights as to any subsequent assignments and subletting. Notwithstanding any approved assignment or subletting, Lessee shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Lessee's other obligations under this Lease and in the event of any assignment, by operation of law, merger, consolidation or otherwise, any assignee shall assume and agree to perform all obligations of Lessee hereunder. If an event of default, as hereinafter defined, should occur while the Premises or any part thereof are then assigned or sublet, Lessor, in addition to any other remedies herein provided or provided by law, may at its option, collect directly from such assignee or sublessee all rents becoming due to Lessee under such assignment or sublease, and apply such rent against any sums due to Lessor by Lessee hereunder, and Lessee hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Lessor upon receipt of notice from Lessor. No direct collection by Lessor from any such assignee or sublessee shall be construed to constitute a novation or a release of Lessee from the further performance of its obligations hereunder. Receipt by Lessor of rent from any assignee, sublessee, or occupant or the Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting or a release of Lessee under this Lease. Lessee shall not mortgage, pledge, or otherwise encumber its interest in this Lease or in the Premises. Any attempted assignment or sublease by Lessee in violation of the terms and covenants of this paragraph shall be void, or (v) cause, allow or permit to occur any transfer or assignment of the ownership interest in the entity comprising the Lessee, if the transfer or assignment would either (i) in the aggregate with other transfers of ownership interest which have taken place since the execution of this Lease, result in more than twenty percent (20%) of the ownership interests in the entity comprising Lessee to have been transferred outside the original ownership group since the date of execution of this Lease, or (ii) resulted in the transfer of any interest as a general partner in a general or limited partnership or as a joint venturer in any joint venture; provided, however, that if the entity that comprises Lessee "goes public (in a securities offering registered under applicable securities laws) during the term of this lease, the same will not be deemed an assignment in violation of this Section, nor shall any transfer or sale of publicly traded stock of any publicly traded entity comprising Lessee ever be deemed an impermissible assignment hereunder.

                  (b) In the event Lessee desires Lessor's consent to an assignment of the Lease or subletting of all or a part of the Premises and as a condition to the granting of such consent, Lessee shall submit to Lessor in writing the name of the proposed assignee or sublessee, the proposed commencement date of such assignment or subletting, the nature and character of the business of the proposed assignee or sublessee and such financial information as shall be reasonably necessary for Lessor to determine the credit-worthiness of such proposed assignee or sublessee. Lessor shall have the option in its sole and absolute discretion (to be exercised within thirty (30) days from submission of Lessee's written request), (i) to refuse to consent to Lessee's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises; or (ii) to permit Lessee to assign or sublet such space; subject, however, to provision satisfactory to Lessor for payment to Lessor of any consideration to be paid by such proposed assignee or sublessee in connection with such assignment or subletting in excess of Base Rental otherwise payable by Lessee and for payment to Lessor of any lump sum payment in connection with such assignment or subletting; or (iii) terminate this Lease as to the portion of the Premises requested to be sublet (or the entire Premises in the case of a request for permission to assign), thereby releasing Tenant from any further obligations with respect to the terminated space from and after the effective date of the termination, and lease the portion of the Premises so recaptured by Lessor to any party Lessor desires (including any proposed assignee or sublessee identified in Lessees request for consent). If Lessor should fail to notify Lessee in writing of its election as described above within such thirty (30) day period, Lessor shall be deemed to have elected option (i) above.

                  (c) Lessor's acceptance of any name for listing on the Building Directory (-ies) will not be deemed, nor will it substitute for, Lessor's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the demised premises.

Section 22.  Transfer of Lessor

                  Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and provided Lessor's transferee assumes the duties and obligations of Lessor arising from and after the date of any such transfer or assignment, upon such transfer or assignment, Lessor shall be released from any further obligations hereunder, and Lessee agrees to look solely to such successor in interest of Lessor for the performance of such obligations.

Section 23.  Subordination to Mortgage

                  This Lease shall be subject and subordinate to any mortgage or deed of trust which may hereafter encumber the Building, and to all renewals, modifications, consolidations, replacements, and extensions thereof, which contain (or which are included in a separate agreement) provisions to the effect that if there should be a foreclosure or sale under power under such mortgage or deed of trust, Lessee shall not be made a party defendant thereto. Lessor shall be liable to Lessee only for Lessees actual, direct, but not consequential damages for any breach by Lessor or its obligations hereunder. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Lessee shall, at Lessor's request, execute promptly any certificate or instrument evidencing such subordination that Lessor may request. Lessee hereby constitutes and appoints Lessor the Lessee's attorney-in-fact to execute any such certificate or instrument for and on behalf of Lessee. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Lessee will, upon request of any person or party succeeding to the interest of Lessor as a result of such enforcement, automatically become the Lessee of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by (a) any payment of rent or additional rent for more than one (1) month in advance, except prepayment in the nature of security for the performance by Lessee of its obligations under this Lease, or (b) any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest. Upon request by such successor in interest, Lessee shall execute and deliver an instrument or instruments confirming the attornment provided for herein.

Section 24.  Mechanic's Lien

                  Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or improvements thereon or the Building during the term hereof caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Lessee, and nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishings of any materials for any specific improvement, alteration, or repair of or to the Premises, or any part thereof, nor as giving Lessee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Lessor in the Premises. In the case of the filing of any lien on the interest of Lessor or Lessee in the Premises, Lessee shall cause the same to be discharged of record within ten (10) days after the filing of same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. If Lessee shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Lessor for any of the aforesaid purposes, or for the satisfaction of any other lien, not caused or claimed to be caused by Lessor, with interest thereon at the rate of eighteen percent (18%) per annum or the highest lawful rate, whichever is the lesser, from the date of payment, shall be paid by Lessee to Lessor demand.

Section 25.  Estoppel Certificate

                  Lessee will, at any time and from time to time, upon not less than ten (10) days' prior request by Lessor, execute, acknowledge, and deliver to Lessor a statement in writing executed by Lessee certifying that Lessee is in possession of the Premises under the terms of this Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), and the dates to which the rent has been paid, and either stating that to the knowledge of Lessee no default exists hereunder, or specifying each such default of which Lessee may have knowledge, and such other matters as may be reasonably requested by Lessor; it being intended that any such statement by Lessee may be relied upon by any prospective purchaser or mortgagee of the Building.

Section 26.  Events of Default

                  (a) Each of the following occurrences, or acts or omissions of Lessee, shall constitute an event of default by Lessee under this Lease (hereinafter called an "event of default):

         (i) Failure or refusal by Lessee to make the timely and punctual payment of any rent or other sums payable under this Lease when and as the same shall become due and payable, and the continuance of such non-payment for Lessee's receipt of Lessor's written notice of non-receipt.

         (ii) Abandonment or vacating of all or any material portion of the Premises, or Lessees failure to occupy the Premises within fifteen (15) days after the Commencement Date; or

         (iii) The filing or execution or occurrence of a petition in bankruptcy or other insolvency proceeding by or against and not discharged within thirty (30) days Lessee; or petition or answer seeking relief under any provision of the U.S. Bankruptcy Code; or an assignment of all or a material portion of Lessees assets for the benefit of creditors or in composition; or a petition or other proceeding by or against Lessee for the appointment of a trustee, receiver or liquidator of Lessee or of Lessees property; or a proceeding by any governmental authority for the dissolution or liquidation of Lessee; or

         (iv) Any assignment or sublease by Lessee (whether or not legal, valid or enforceable and whether or not rendered void by the terms hereof), or the occupation or use of the Premises (or any portion thereof) by persons other than Lessee in a manner that would be equivalent to a sublease or assignment under applicable law, unless consented to by Lessor pursuant to the provisions of Section 21 hereof; or

         (v) Lessee uses the Premises or any part in violation of the use restrictions hereof and either (i) such use continues for a period of ten (10) days after written notice of such violation is given by Lessor to Lessee, or (ii) without notice or demand if such violation is repeated or chronic (i.e., occurs after three (3) prior instances in which Lessor has given Lessee written notice of prior violations of the use clause hereof, whether or not cured on those prior occasions and whether or not the current violation is similar to the prior violations); or

         (vi) Lessee fails to remove or bond around any materialmans or mechanics lien within thirty (30) days from the date of its filing; or

         (vii) Lessee makes a modification, alteration or improvement to the Premises (excluding painting, changes in wall-coverings or other strictly cosmetic changes, to the extent not visible from the interior of the Building common area) without Lessor"s prior written consent as required herein; or

         (viii) Chronic or repeated violation of Rules and Regulations of the Building or other provisions of this lease which, by their nature, do not continue from day to day (i.e., any further such violation occurs after repeated prior violations and written notices of such prior violations from Lessor to Lessee at least three times during any twelve-month period); or

         (ix)Lessee records this Lease or any memorandum or notation thereof in violation of the provisions of Section 47 hereof:

         or

         (x) Lessee (A) allows Hazardous Substances on the Premises ((that are not released into or on the Premises or the Building or Property)) but which are not allowed by the terms of this lease and such materials either (i) are not removed from the Premises within ten (10) days after receipt of written notice or demand by Lessor on Lessee, or (ii) are allowed on the Premises after repeated previous occasions (two or more occasions in any given 12-month period) on which Lessor gave Lessee written notice to remove the same (whether or not they were removed on the prior occasions), or (B) allows or causes any release of Hazardous Substances in or upon the Premises or the building or Property (or adjacent property) in violation of this Lease and such contamination is not cleaned up to the satisfaction of Lessor and governmental authorities with jurisdiction within fifteen (15) days after receipt of written notice from Lessor to Lessee; or

         (xi) Lessee violates any requirement of applicable law that is Lessees responsibility to comply with under this Lease to the extent that, as a result thereof, Lessor or its property management agent can be held liable for any fine, penalty or assessment, or be the subject to any enforcement action interfering with the operation of the Building, by or of any governmental authority or agency, or to the extent that any mortgages lienholder is entitled to accelerate the indebtedness secured by the Building or Property, and such violation is not fully remedied and cured by Lessee within ten (10) days after receipt of written notice thereof is given to Lessee by Lessor (if such consequences exist and notice is given by Lessor to Lessee under this paragraph (xi), rather than paragraph (xii) immediately below, Lessor will specify in its notice to Lessee that notice is being given under this clause and shall specify the reason that the default by Lessee is of a nature covered by this paragraph); or

         (xii) Failure by Lessee in the performance or compliance with any of the agreements, terms, covenants or conditions provided in this Lease, other than those referred to in Section 26(a)(i) through (xi), above (unless Lessor expressly elects to proceed under this paragraph), for a period of fifteen (15) days after receipt of written notice from Lessor to Lessee specifying the items in default; provided, however, that if the cure of such default cannot reasonably be cured by Lessee within such fifteen (15)-day period despite diligent commencement and diligent and continuous prosecution of such cure after receipt of notice of default from Lessor, Lessee shall have such additional time to cure as would be reasonably necessary in the exercise of prompt, diligent and continuous efforts to cure the default in question, but in no event beyond thirty (30) days from the date Lessor gave notice of such default; or

         (xiii) Default by Lessee under any other lease made by Lessee (or any party related to or affiliated with Lessee) for any other space in the Building, or any other contractual agreement between Lessor and Lessee of any nature or kin, after Lessor has given Lessee a written notice that such event of default constitutes a default hereunder and such default under such other lease remains uncured for an additional period of ten (10) days following such notice.

                  (b) This lease is subject to the limitation that if and whenever any event of default shall occur, Lessor may, at its option and without any prior verbal or written notice to Lessee, in addition to all other rights and remedies of Lessor hereunder or by law or equity, continue this Lease in full force and effect and/or do any one or more of the following:

                           (i) Terminate this Lease by express written notice of such election by Lessor to Lessee, in which event Lessee shall immediately surrender possession of the Premises to Lessor;

                           (ii) Enter upon and take possession of the Premises and expel or remove Lessee and any other occupant therefrom, with or without having terminated the Lease; and/or

                           (iii) Alter locks and other  security  devices at the
         Premises  and  terminate   Lessees  access  to  the  Building  and  (if
         applicable) the Building garage.

                  (c) Exercise by Lessor of any one or more remedies granted under Section 26(b) or otherwise available shall not be deemed to be an acceptance by Lessor or surrender of the Premises by Lessee, either by agreement or by the written agreement of Lessor and Lessee.

                  (d) In the event Lessor elects to terminate the Lease by reason of an event of default, then notwithstanding such termination, Lessee shall be liable for and shall pay to Lessor the sum of all rent and other indebtedness accrued to the date of such termination, and all expenses incurred by Lessor as provided in
                           Section 26(g), plus, as damages, an amount equal to the present value (discounted at the rate of 6% per annum) of the Base Monthly Rental and Lessees share of any Operating Expenses that Lessee would otherwise have been required to pay hereunder for the remaining portion of the Lease term (had such term not been terminated by Lessor prior to the original date of expiration stated herein), less the fair market rental value of the Premises for the remaining portion of the Lease term, discounted to present value at the rate of 6% per annum.

                  (e) In the event that Lessor elects to repossess the Premises without terminating the Lease, Lessee shall, at Lessors election, be liable for and shall pay to Lessor, either of the following: (a) All rent and other indebtedness accrued to the date of such repossession, plus rent required to be paid by Lessee to Lessor during the remainder of the Lease term until the date of expiration of the term as stated in
         Section 2(a) of the Basic Lease Provisions, diminished by any net sums thereafter received by Lessor through reletting the Premises during such period (after deducting expenses incurred by Lessor as provided in Section 26(g), it being expressly agreed that re-entry by Lessor will not affect the obligations of Lessee for the unexpired term of the Lease; in no event shall Lessee be entitled to any excess of the rent obtained by reletting over and above the rent herein reserved; and actions to collect amounts due by Lessee as provided in this Section 26(e) may be brought from time to time, on one or more occasions, without the necessity of Lessors waiting until expiration of the Lease term; or (b) The sum of all rent and other indebtedness accrued to the date of such termination, and all expenses incurred by Lessor as provided in Section 26(g), and, without prior notice to Lessee, accelerate and declare immediately due and payable the present value (discounted at the rate of 6% per annum of all Base Monthly Rental and Operating Expenses that Lessee would otherwise have been required to pay hereunder for the remaining portion of the Lease term (had such term not been terminated by Lessor prior to the original date of expiration stated herein); provided, however, that Lessee shall be entitled to a credit against such accelerated rentals in an amount equal to the fair market rental value of the Premises for the remaining portion of the Lease term discounted to present value at the rate of 6% per annum.

                  (f) For purposes of Sections 26(d) and 26(e), above, the fair market rental value of the Premises shall be the amount of net rent (meaning the gross basic rental after deductions of concessions and expenses to the extent not duplicated in Lessors claims under Section 26(g), below) that it is that Lessor could reasonably be expected to recover from reletting of the Premises, taking into account, among other market factors (i) likely periods of vacancy based on market conditions, including periods of vacancy for marketing the space and construction of tenant finish or modifications, (ii) a reduction of the basic rent by an amount of any increase that would be required in the Base Year Expense Stop upon reletting, and (iii) a reduction in basic rent for the amount of any other concessions that Lessor would likely be required to grant a tenant in connection with reletting.

                  (g) If an event of default occurs, Lessee shall, in addition to all amounts due under Section 26(d) and/or Section 26(e), be liable for and shall pay to Lessor (to the extent that any such amount is not also deducted from gross rent for purposes of determining the appropriate fair market rental value offset under Sections 26(d) and 26(e), at Lessors address as shown in Item 2 of the Basic Lease Provisions in addition to any sum provided to be paid elsewhere in this
         Section 26, any and all of the following described amounts:

                           (i) Actual brokers fees payable to Lessor or any affiliates of Lessor or any outside broker incurred in connection with reletting the whole or any part of the Premises;

                           (ii) The cost incurred by Lessor in good faith in removing and storing Lessees or other occupants property;

                           (iii) The cost incurred by Lessor in good faith in repairing, altering, remodeling or otherwise putting the Premises into a condition acceptable to the new tenant or tenants; and

                           (iv) All expenses incurred by Lessor in enforcing Lessors remedies, including, but not limited to, reasonable attorneys fees. Past due rental amounts, including, but not limited to, Base Rental, Operating Expenses, indemnity obligations, all late charges and other past-due payments shall bear interest at the maximum rate permitted (as to loans governed thereby) by Article 5069-1.04 of the Texas Revised Civil statutes, as amended, from the due date until paid.

                  (h) In the event that Lessor is entitled to change the locks at the Premises pursuant to any of the foregoing provisions, Lessee agrees that entry may be gained for that purpose through use of a duplicate or master key or any other peaceable means, that same may be conducted out of the presence of Lessee if Lessor so elects, that no notice shall be required to be posed by the Lessor on any door to the Premises (or elsewhere) disclosing the reason for such action or any other information, and that Lessor shall not be obligated to provide a key to the changed lock to Lessee unless Lessee shall have first:

                  (i) brought current all payments due to Lessor under this Lease;

                  (ii) fully cured and remedied to Lessors reasonable satisfaction all other defaults of Lessee under this Lease (but if such defaults are intentional or not reasonably subject to cure, such as assignment or subletting in violation of this Lease or vacating the Premises, then Lessor shall not be obligated to provide the new key to Lessee under any circumstances); and

                  (iii) given Lessor security and assurance reasonably satisfactory to Lessor that Lessee intends to and is able to meet and employ with its future obligations under this Lease, both monetary and non-monetary;

         provided, however, that if Lessor has theretofore formally and permanently repossessed the Premises pursuant to Section 26(e) hereof, or has terminated this Lease pursuant to Section 26(d) hereof, then Lessor shall be under no obligation to provide a key to the new lock(s) to Lessee regardless of Lessees payment of past-due rent or other past-due amounts, damages, or any other payments or amounts of any nature or kind whatsoever, or Lessees subsequent cure or purported cure of any other default.

         Lessor will, upon written request by Lessee, at Lessors convenience and upon Lessees execution and delivery of such waivers and indemnifications as Lessor may reasonably require relating to liability associated with such entry or removal of property (provided that Lessee shall not be required to waive or indemnify Lessor or its contractors from their respective intentional torts), at Lessors option either (i), escort Lessee or its specifically authorized employees or agents to the Premises to retrieve personal belongings and effects of Lessees employees and Lessees business records and files (as opposed to property which is an asset of Lessee or any Guarantor), and property of Lessee that is not subject to the landlords liens and security interests described in Section 28, below, or (ii) obtain from Lessee a list of such property described in (i), above, and arrange for such items to be removed from the Premises and made available to Lessee at such place and at such time in or about the premises of the Building as Lessor may designate; provided, however, that if Lessor elects option
         (ii), then Lessee shall be required to deliver to Lessor such waivers and indemnifications as Lessor may require in connection with liability associated with the removal and delivery of such property (provided that Lessee shall not be required to waive or indemnify Lessor or its contractors from their respective intentional torts), and pay in cash in advance to Lessor (a) the estimated costs that Lessor will incur in removing such property from the Premises and making same available to Lessee at the stipulated location, and (b) all moving and/or storage charges theretofore incurred by Lessor with respect to such property. The provisions of this Section 26(h) are intended to override and supersede any conflicting provisions of the Texas Property Code (including, without limitation, Section 93.002 thereof, as in effect on January 1, 1997, and any amendments or successor statutes thereto), and of any other law, to the maximum extent permitted by applicable law.

Section 27:  Lessor's Right to Relet

                  (a) In the event of termination or repossession of the Premises following an event of default, Lessor shall not have any obligation to relet or attempt to relet the Premises, or any portion thereof, or to collect rental after reletting; but Lessor shall have the option to relet or attempt to relet; and in the event of reletting, Lessor may relet the whole or any portion of the Premises for any period, to any tenant, for any rental, and for any use and purpose.

                  (b) If an event of default should occur under this Lease, Lessor, without being under any obligation to do so and without thereby waiving such default, may make any payment that Lessee failed to make giving rise to such event of default and/or perform the other defaulted obligation of Lessee, for the account of Lessee (and enter the Premises for such purpose), and thereupon Lessee shall be obligated to, and hereby agrees to, pay Lessor, upon demand, all costs, expenses and disbursements (including, but not limited to, reasonable attorneys fees) incurred by Lessor in good faith in taking such remedial action.

Section 28.  Lien for Rent

                  In consideration of the mutual benefits arising under this Lease, Lessee and any Guarantor herein grant to Lessor a lien and security interest on Lessee's (or any Guarantor's) furniture, equipment, machinery and furnishings now or hereafter placed in or upon the Premises and such property shall be and remain subject to such lien and security interest of Lessor for payment of all rent and other sums agreed to be paid by Lessee herein. The provisions of this paragraph relating to such lien and security interest shall constitute a security agreement under the Uniform Commercial Code so that Lessor shall have and may enforce a security interest on such property of Lessee (and any Guarantor). Lessee (and any Guarantor) agrees to execute as debtor such financing statement or statements as Lessor may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to the Uniform Commercial Code. Lessor may at its election at any time file a copy of this Lease as a financing statement. Lessor, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the Uniform Commercial Code in addition to and cumulative of the landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

                  Upon the occurrence of an event of default by Lessee, Lessor may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Lessee situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Lessor or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least seven (7) days before the time of sale. Any sale made pursuant to the provision of this paragraph shall be deemed to have been a public sale conducted in commercially reasonable manner if held in the above-described premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Lessee or as otherwise required by law; the Lessee shall pay any deficiencies forthwith. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the state in which the property is located, as well as any other state the laws of which Lessor may at any time consider to be applicable.

Section 29.  Attorney's Fees

                  In the event either party hereto institutes any legal or equitable proceeding against the other party hereto, the prevailing party shall be entitled to recover its reasonable attorney's fees.

Section 30.  No Implied Waiver

                  The failure of Lessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this Lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that only for that one time and in the manner specifically stated. A receipt by Lessor of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 31.  Casualty Insurance

                  Lessor shall maintain fire and extended coverage insurance on the Building. Such insurance shall be maintained with an insurance company authorized to do business in Texas, in amounts desired by Lessor and at the expense of Lessor (as a part of the Basic Costs), and payments for losses thereunder shall be made solely to Lessor.

                  Lessee shall maintain at its expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and on all additions and improvements made by Lessee and not required to be insured by Lessor above.

Section 32.  Liability Insurance

                  Lessor shall, at its expense (as a part of the Basic Costs), maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid on or before the due date, issued by and binding upon some solvent insurance company.

                  Lessee shall, at Lessees expense, obtain and keep in force during the term of this Lease, a policy of commercial general liability insurance in the minimum amount of $1,000,000 combined aggregate limits per occurrence for bodily injury and property damage, including contractual liability coverage, insuring Lessee against any liability arising out of the use, occupancy and/or maintenance of the Premises and/or the Common Areas of the Building or grounds, or arising out of this Lease, and naming Lessor as an additional insured thereon under the form of endorsement providing Lessor with the most coverage available as additional insured. The limit of such insurance shall not and does not limit the liability of Lessee under this Lease. If such policy is a blanket policy covering operations of Lessee at other locations and/or for other operations, it shall contain a "per location endorsement sufficient to ensure that the full amount of the above-required coverage limits are available separately with respect to Lessees operations with the Building. Insurance required of Lessee under this Section 32 and Section 31, above, shall be obtained through companies acceptable to Lessor and licensed to do business in the State of Texas. Throughout the term of this Lease, Lessee shall also maintain in force a policy or policies of business interruption insurance sufficient to cover the total interruption of Lessees business operations at and from the Premises for a period of twelve (12) months, and covering at least the causes of fire, lightning, windstorm, the elements and other events that would be covered by a fire and extended coverage property loss policy ("casualty events).

Within five (5) days of the earlier to occur of the commencement date of this Lease or the date Lessee takes occupancy of any part of the Premises, Lessee shall furnish Lessor with a certificate or certificates of insurance issued by Lessees insurer(s), addressed to Lessor, evidencing that the insurance required by this Lease to be maintained by Lessee is in full force for at least one year and complies with the requirements hereof, and, if Lessor so requests, a copy of the policy. The certificate and the policy, as the case may be, must state that no modification or cancellation of the coverage may be effected without at least thirty (30) days prior written notice to Lessor. If Lessee shall fail to procure and maintain such insurance, Lessor may, but shall not be required to, procure and maintain such insurance at Lessee"s sole expense which amount shall be paid by Lessee to Lessor upon demand as additional rent hereunder.

Section 33.  Indemnity

                  Neither Lessor, nor Lessor's agents, servants, or employees shall be liable to Lessee, or to Lessee's agents, servants, employees, customers, or invitees, for any damage to person or property caused by any act, omission, or neglect of Lessee, its agents, servants or employees, and Lessee agrees to indemnify and hold Lessor and Lessor's agents, servants, and employees harmless from all liability and claims for any such damage. Lessee shall not be liable to Lessor, or to Lessor's agents, servants, employees, customers, or invitees, for any damage to person or property caused by any act, omission, or neglect of Lessor, its agents, servants, or employees, and Lessor agrees to indemnify and hold Lessee harmless from all liability and claims for such damage.

Section 34.  Rent Tax

                  If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

Section 35.  Waiver of Claims and Subrogation

                   Notwithstanding anything in this Lease to the contrary, Lessor and Lessee each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents (including Lessors property manager), officers and employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building, or any improvements thereto, or any personal property of such party in the Premises or the Building, or on the grounds of the Property, by reason of fire, the elements, or any other cause which is or was required to have been insured against under the terms of Sections 31 and 32 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees (but excluding willful acts of misconduct), and each covenants that no insurer of any such loss shall hold any right of subrogation against such other party. In respect to Lessors waiver, such waiver shall be effective only to the extent of insurance proceeds received or receivable pursuant to any such policy. To the extent of any excess loss or any deductible amount, recovery against Lessee is not hereby waived and released. Lessee also waives, releases and relinquishes any and all recoveries, claims, actions, causes of action or rights of recovery against Lessor, its property manager, and their respective agents, employees, officers and affiliates, for any loss or damage to Lessees business (including loss of profit or revenue) arising from casualty events to the Premises or any property of Lessee on the Property to the extent of the required coverage of Lessees business interruption insurance, whether or not arising from the negligence of Lessor or such other released parties, and Lessee further covenants and warrants to Lessor that no insurance company issuing Lessee a policy of business interruption insurance shall have any rights of subrogation against Lessor by reason of any payment of any such claim made thereon by Lessee.

Section 36.  Casualty Damage

                  If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be damaged by fire or other casualty, but shall not be rendered untenantable in whole or in part, Lessor shall, at its sole expense, cause such damage to be repaired with reasonable diligence to substantially the same condition in which it was immediately prior to the happening of the casualty, and the Base Rental hereunder shall not be abated; however, in case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or in the event any mortgagee under a mortgage or deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Lessor may, at its option, terminate this Lease and the term and estate hereby granted by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage. If Lessor does not thus elect to terminate this Lease, Lessor shall within seventy-five (75) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of Lessee's fixtures, equipment or other personal property removable by Lessee under the provisions of this Lease, and Lessor shall not in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of rent during the time and to the extent the Premises, or any portion thereof, are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Lessee or any of Lessee's agents, employees, or invites, the rent hereunder shall not be diminished during the repair of such damage, and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance, which may be carried by Lessor or Lessee against loss or damage to the Building or to the Premises, shall be for the sole benefit of the party carrying such insurance and under its sole control.

Section 37.  Condemnation

                  If the whole or substantially the whole of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Complex, Building or the Premises is thus taken or sold, Lessor (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Lessee within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date when physical possession of such portion of the Complex or Building or Premises is taken by the condemning authority. If upon any such taking or sale of less than the whole or substantially the whole of the Complex or Building or the Premises this Lease shall not be thus terminated, the Base Rental payable thereunder shall be diminished by an amount representing that part of the Base Rental as shall properly, in Lessor's reasonable judgment, be allocable to the portion of the Premises which was so taken or sold or affected, if any, and Lessor shall, at Lessor's sole expense, restore and reconstruct the Complex, Building or the Premises, as the case may be, to substantially their former condition to the extent that the same, in Lessor's judgment, may be feasible; Lessor shall not in any event be required to spend for such work an amount in excess of the amount received by Lessor as compensation awarded upon a taking of any part or all of the Complex, Building or the Premises, and Lessee shall not be entitled to and expressly waives all claim to any such compensation.

Section 38.  Notices and Cure

                  In the event of any act or omission by Lessor which would give Lessee the right to damages from Lessor or the right to terminate this Lease by reason of the constructive or actual eviction from all or part of the Premises or otherwise, Lessee shall not sue for such damages or exercise any such right to terminate until it shall have given written notice of such act or omission to Lessor and to the holder(s) of any indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises (to the extent Lessor provides Lessee with appropriate notice addresses for any such persons), and a reasonable period of time (but in not event fewer than 30 days) for remedying such act or omission shall have elapsed following the giving of such notice, during which time Lessor and such holder(s) or either of them, their agents or employees, shall be entitled to enter upon the Premises and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, the Base Rental payable by Lessee for such period as provided in this Lease shall be abated and apportioned only to the extent that any part of the Premises shall be untenantable.

Section 39.  Personal Liability

                  The liability of Lessor to Lessee for any default by Lessor under the terms of this Lease shall be limited to the interest of Lessor in the Building and the land on which the Building is situated, and Lessee agrees to look solely to Lessor's interest in the Building and the land on which the Building is situated for the recovery of any judgment from Lessor, it being expressly understood and agreed that Lessor shall never be personally liable for any judgement or deficiency, whether or not the claim in question arose from the negligence of Lessor or any party for whose actions Lessor is legally liable. This clause shall not be deemed to limit or deny any remedies, which Lessee may have in the event of a default hereunder, which do not involve the personal liability of Lessor. Lessor and Lessors agents and employees shall not be liable to Lessee for any injury to person or damage to property caused by the Premises becoming out of repair or by defect or failure of any structural element of the Premises or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises (except where due to Lessors willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Lessor of the need for such repairs). Lessor shall not be held responsible in any way on account of any construction, repair or reconstruction (including widening) of any private or public roadways, walkways or utility lines.

Section 40.  Notice

                  Any notice, communication, request, reply, or advice (hereinafter severally and collectively called "notice") in this Lease provided for or permitted to be given, made, or accepted by either party to the other must be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to any officer of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be deemed given and received for all purposes hereof, unless otherwise stated in this Lease, from and after the expiration of three (3) days after it is so deposited or upon actual receipt at the addressees effective notice address, whichever is earlier (actual receipt being deemed the date of first attempted delivery if the first attempted delivery is not successful). Notice given in any other manner shall be effective only if and when received by the party to be notified.

For purposes of notice, the addresses of the parties shall, until changed as herein provided, be as follows:

         For Lessor:                Mr. Patrick J. O'Connell
                                    HSO CORPORATE DRIVE LIMITED PARTNERSHIP
                                    9307 W. Sam Houston Parkway, S., Suite 200
                                    Houston, Texas  77099

         With a Copy to:            Rita Blevins
                                    Exchange Realty Partners
                                    10701 Corporate Drive, Suite #207
                                    Stafford, Texas  77477

         For Lessee                 Dwaine Reese
                                    Enerteck Chemical Corp.
                                    10701 Corporate Drive, #293

                                    Stafford, Texas  77477

The parties hereto and their respective heirs, successors, legal representatives, and assigns shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address by at least fifteen (15) days written notice to the other party delivered in compliance with this Paragraph 40.

Section 41.  Surrender

                  On the last day of the term of this Lease, or upon the earlier termination of this Lease, Lessee shall peaceably surrender the Premises to Lessor in good order, repair, and condition at least equal to the condition when delivered to Lessee, excepting only reasonable wear and tear resulting from normal use, and damage by fire or other casualty covered by the insurance carried by Lessor. All movable fixtures, office equipment, and other personal property of Lessee shall remain the property of Lessee, and upon the expiration date or earlier termination of this Lease may be removed from the Premises by Lessee, subject, however, to Lessor's lien for rent; provided, however, that Lessee shall repair and restore in a good and workmanlike manner (reasonable wear and tear excepted), any damage to the Premises or the Building caused by such removal. Any of such movable fixtures, office equipment and other personal property not so removed by Lessee at or prior to the expiration date or earlier termination of this Lease shall become the property of Lessor. All other property as a part of the Premises attached or affixed to the floor, wall, or ceiling of the Premises (including wall-to-wall carpeting, paneling, or other wall covering) are the property of Lessor and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease by lapse of time or otherwise, Lessee hereby waiving all rights to any payment or compensation therefor.

                  Notwithstanding anything herein to the contrary, Lessee's surrender of the Premises shall in no way affect Lessee's obligation to pay rent to the date of expiration of this Lease, whether or not the amount of such obligation has been ascertained either as of the date Lessee surrenders the Premises or as of the date of expiration of this Lease.

Section 42.  Captions

                  The captions of each Section of this Lease are inserted and included solely for convenience and shall never be considered or given any effect in construing this Lease, or any provisions hereof, or in connection with the duties, obligations, or liabilities of the respective parties hereto, or in ascertaining intent, if any question of intent exists.

Section 43.  Entirety and Amendments

                  This Lease embodies the entire contract between the parties hereto relative to the subject matter hereof. No variations, modifications, changes, or amendments herein or hereof shall be binding upon any party hereto unless in writing, executed by a duly authorized officer or a duly authorized agent of the particular party. All exhibits referred to in this Lease and attached hereto are incorporated herein for all purposes.

Section 44.  Severability

                  If any term or provision of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

Section 45.  Binding Effect

                  Subject to Section 21, all covenants and obligations as contained within this Lease shall bind, extend, and inure to the benefit of Lessor, its successors and assigns, and shall be binding upon Lessee, its permitted successors and assigns.

Section 46.  Number and Gender of Words

                  All personal pronouns used in this Lease shall include the other gender, whether used in the masculine, feminine, or neutral gender, and the singular shall include the plural whenever and as often as may be appropriate.

Section 47.  Recordation

                  Lessee agrees not to record this Lease, but Lessee agrees, on request of Lessor, to execute a short form lease in form recordable and complying with applicable Texas laws. In no event shall such document set forth the rental or other charges payable by Lessee under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease. Lessee shall not, under any circumstances (unless requested by Lessor in writing), record this Lease or any memorandum, affidavit or notation referencing this Lease in the Real Property Records of the county where the Property is located.

Section 48.  Commissions

                  Lessee agrees that it has been represented solely by no real estate brokerage firm or broker and, Lessee agrees to indemnify Lessor against any claim with respect to a leasing commission or brokerage fee claimed by any other real estate brokerage firm or broker for the execution and/or renewal or any expansions of or under this Lease.

Section 49.   Confidentiality

                  Lessee agrees to hold this Lease confidential and not to reveal the terms and conditions of the Lease to any other party without the prior written permission of Lessor.

Section 50.  Governing Law

                  This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

Section 51.  Force Majeure

                  Whenever a period of time is herein prescribed for the taking of any action by Lessor, Lessor shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any act, omission, delay, or neglect of Lessee or any of Lessee's employees or agents, or any other cause whatsoever beyond the control of Lessor. Furthermore, the foregoing shall in no manner release, relieve or affect the independent obligation of Lessee to pay rent hereunder.

Section 52.  Relationship of Parties

                  Nothing contained herein shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Lessor does not in any way or for any purpose intend, nor shall this Lease be construed, to create as between Lessor and Lessee the relation of partner, joint venture or member of a joint or common enterprise with Lessee.

Section 53.  Security Deposit

                  At the time of execution of this lease, and in addition to the $812.29 tendered herewith for the first month's Base Rent hereunder, Lessee shall deposit with Lessor $812.29 in the form of cash to secure performance of Lessee's obligations under this lease during the initial term and renewal or extension periods, bringing Lessee's total Security Deposit to $812.29. If Lessee fails to pay rent or other sums when due, the security deposit may at Lessor's option be applied to such unpaid amounts. If the security deposit is drawn against in whole or in part, Lessee shall restore the security deposit to its original amount immediately upon written request by Lessor. The security deposit (or an accounting thereof) shall be returned to Lessee within thirty
(30) days after surrender of the leased premises by Lessee, less lawful deductions for damages and other sums due under this lease.

Section 54.  Financial Information Of Lessee

                  Lessee shall at any time and from time to time during the term of this Lease, within fifteen (15) days of written request by Lessor, deliver to Lessor such financial information concerning Lessee and Lessees business operations (and the Guarantor of this Lease, if the Lease be guaranteed) as may be reasonably requested by Lessor. If Lessee fails to provide such information promptly, then, without limiting any other remedy which Lessor may have for such failure, Lessor may thereupon terminate this Lease on not less than ten (10) days written notice.

Section 55.  ADA

                  Lessor covenants and agrees that all new alterations, improvements and additions to the Premises constructed by Lessor pursuant to the terms and provisions of this Lease shall be constructed in accordance with the Americans with Disabilities Act (the "Act"), such that all such alterations, improvements and additions to the Premises constructed by Lessor will be in compliance with the Act as of the date on which Lessee takes possession of the Premises. Lessee covenants and agrees that all alterations, improvements and additions to the Premises constructed by Lessee, whether prior to or after the date Lessee takes possession of the Premises, shall be constructed in accordance with the Act. In the event that, subsequent to the date Lessee takes possession of the Premises, Lessee requests Lessor to perform any alterations, improvements and additions to the Premises, whether by virtue of expansion, extension or otherwise, Lessee agrees to and shall be responsible for all cost and expense incurred in connection with any alterations, improvements and additions necessary to ensure compliance with the Act. It is the intent of this paragraph that any additional alterations, improvements or additions required by the Act with regard to the Premises after the date Lessee takes possession of the Premises, whether resulting from amendments to the Act or otherwise, shall be the sole responsibility of Lessee. Lessee covenants and agrees to and does hereby indemnify, defend and hold Lessor harmless from and against all liability (including, without limitation, attorneys' fees and court costs) that Lessor may actually sustain by reason of Lessee's breach of its obligations under this paragraph. In the event that Lessee fails to comply with its obligations under this paragraph for a period of ten (10) days after written notice from Lessor to Lessee specifying the action required to be taken, Lessor shall have the right, but not the obligation, to enter into the Premises and perform such action on behalf of Lessee. In such event, Lessor shall not be liable for and Lessee hereby waives any and all claims against Lessor arising out of any damage or injury to the Premises or any property situated therein and Lessor shall have no liability to Lessee for any property situated therein and lessor shall have no liability to Lessee for any interruption of Lessee's operations conducted in or about the Premises. Any and all costs and expenses incurred by Lessor in performing such action on behalf of Lessee shall be reimbursed by Lessee to Lessor upon demand and the failure to do so shall, at the option of Lessor, constitute an event of default under this Lease.

Section 56.  Hazardous Materials

                  Lessee shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises by Lessee, its agents, employees, contractors or invitees, without the prior written consent of Lessor, which consent may be granted or withheld in Lessor's sole discretion. For the purpose of this Lease "Hazardous Material" shall include oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitations, any "hazardous substances," "hazardous wastes," hazardous materials" or toxic substances" as such terms are defined in the Resource Conservation and Recovery Act and the Comprehensive Environmental Response, Compensation and Liability Act, and in any other law, ordinance, rule, regulation or order promulgated by the federal or state government, or any other governmental entity having jurisdiction over the Complex or the parties to this Lease. If Lessee breaches the obligations set forth in this paragraph, or if the presence of Hazardous Material in the Premises or at the Complex, or if contamination of the Complex by Hazardous Material otherwise occurs for which Lessee is legally liable to Lessor for damage resulting therefrom, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, without limitation, diminution in value of the Office Building Project, damages for the loss or restriction on use of rentable or useable space in or of any amenity of the Office Building Project, damages arising from any adverse impact on leasing space in the Office Building Project, sums paid in settlement of claims, and any attorneys' fees, consultant fees and expert fees which arise during or after the term of this Lease as a result of such contamination. This indemnification of Lessor by Lessee shall survive expiration or termination of this Lease and includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in, on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material caused or permitted by Lessee results in any contamination of the Complex, Lessee shall promptly take all actions, at its sole expense, as are necessary to return the Complex to the condition existing prior to the introduction of any such Hazardous Material; provided that Lessor's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effects on the Complex.

Section 57.  No Lessor Obligation to Provide Security

         (a) NEITHER LESSOR NOR ITS PROPERTY MANAGEMENT AGENT SHALL HAVE ANY LIABILITY TO LESSEE OR ANY THIRD PARTY WHOMSOEVER, INCLUDING, WITHOUT LIMITATION, LESSEE'S EMPLOYEES, OFFICERS, AGENTS, REPRESENTATIVES, CONTRACTORS, CUSTOMERS, INVITEES OR LICENSEES, FOR DAMAGE, INJURY OR LOSS TO PERSONS OR PROPERTY RESULTING FROM CRIMINAL ACTIVITY OCCURRING UPON THE PREMISES, THE BUILDING, THE PROPERTY, OR ADJACENT THERETO, WHETHER SUCH CRIMINAL ACTIVITY IS BY OTHER TENANTS, THEIR EMPLOYEES, AGENTS, OFFICERS, REPRESENTATIVES, CUSTOMERS, INVITEES, LICENSEES, CONTRACTORS OR OTHERS, OR IS BY ANY THIRD PARTIES WHOMSOEVER Lessee shall fully insure itself, as it may deem appropriate, to protect itself from claims for any such possible injury, loss or damage to persons or property resulting from criminal activity, including claims asserted by its employees, agents, officers, representatives, customers, invitees, licensees and contractors. LESSEE SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LESSOR AND ITS PROPERTY MANAGEMENT AGENT FROM AND AGAINST ANY CLAIMS FOR DAMAGE, LOSS OR INJURY TO PERSONS OR PROPERTY ASSERTED BY LESSEE'S EMPLOYEES, AGENTS, OFFICERS, REPRESENTATIVES, CUSTOMERS, INVITEES, LICENSEES OR CONTRACTORS RESULTING FROM ANY SUCH CRIMINAL ACTIVITY, WHETHER BASED ON ALLEDGED NEGLIGENCE OF LESSOR OR OTHERWISE.

         (b) Subject to Lessor's prior written approval, which shall not be unreasonably withheld, Lessee may at its cost take whatever precautions may be necessary in the Premises and in the common areas of the Building and Property to protect its employees, officers, agents, representatives, customers, visitors, contractors, suppliers, invitees and licensees from criminal activity when on the Property and in the Building, or in the vicinity thereof, but nothing herein shall be deemed or construed as an undertaking or obligation enforceable against Lessee by any such third party. Lessee shall be responsible for informing itself as to the risk of crime from time to time on and in the vicinity of the Property and Lessee shall not rely on Lessor to obtain, monitor or disseminate such crime information. Any dissemination of crime information by Lessor or its management agent shall be without obligation or liability on the part of Lessor or its management agent to do so in the future, and neither Lessor nor its management agent shall have liability or responsibility for the accuracy or completeness of any such information as the parties understand and acknowledge that such information shall be from sources the reliability of which Landlord does not undertake to verify or investigate. Lessee acknowledges that it is in an equal position to Lessor in terms of its ability to investigate or obtain further verification of the facts surrounding any particular crime reported by Lessor or otherwise coming to the attention of Lessee. Lessee agrees to at all times comply, and cause its employees, agents, contractors, invitees and licensees to comply, with all security regulations from time to time in effect in the Building and on the Property, but Lessor does not undertake any obligation to promulgate security regulations nor does Lessor warrant or represent that any existing or future security regulations will be effective to deter, reduce or prevent criminal activity.

Section 58.  Exhibits

                  The following numbered Exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

                  Exhibit A - Building Legal Description
                  Exhibit B - Floor Plan of the Premises.
                  Exhibit C - Tenant Improvements and Specifications Exhibit D - Base Rental Schedule
                  Exhibit E - Parking Rules and Regulations
                  Exhibit F - Building Rules and Regulations
                  Exhibit H - Corporate Resolution
                  Exhibit I - Renewal Option
                  Exhibit J - Special Provisions

EXECUTED in multiple counterparts, each which shall have the force and effect of an original, on this 1st day of _February, 2001

          LESSOR:          HSO CORPORATE DRIVE LIMITED PARTNERSHIP
                           BY ITS SOLE GENERAL PARTNER HSO OFFICE HOLDINGS, LLC
                  By:      Patrick J. O'Connell
                           ----------------------------------------------------
                           S/s
                           ----------------------------------------------------
                  Title:
                           Manager

                  Date:    February 1, 2001
                           ----------------------------------------------------

          LESSEE: ENERTECK CHEMICAL CORP.

                  By:      Dwaine Reese
                           ----------------------------------------------------

                           S/s

                  Title:   President
                           ----------------------------------------------------

                  Date:    January 29, 2001
                           ----------------------------------------------------

SUBMISSION OF THIS INSTRUMENT FOR EXAMINATION OR SIGNATURE BY LESSEE DOES NOT CONSTITUTE A RESERVATION OF OR AN OPTION FOR LEASE, AND IT IS NOT EFFECTIVE AS A LEASE OR OTHERWISE UNTIL EXECUTION AND DELIVERY BY BOTH LESSOR AND LESSEE.

                                    EXHIBIT A

                                    Page One

                           BUILDING LEGAL DESCRIPTION

BEING, A THREE STORY ATRIUM OFFICE BUILDING LOCATED AT 10701 CORPORATE DRIVE IN STAFFORD, TEXAS. IT IS LEGALLY DESCRIBED AS 5.2361 BEING UNRESTRICTED RESERVE D CORPORATE BUSINESS PARK, OUT OF UNRESTRICTED RESERVE F OF CORPORATE BUSINESS PARK AND OUT OF UNRESTRICTED RESERVE E OF THE REPLAT OF EXECUTIVE PARK. SAID TRACT ALSO BEING IN THE H.J. DEWITT SURVEY, ABSTRACT 162, CITY OF STAFFORD, FORT BEND COUNTY, TEXAS, AND BEING IN THE W, M. STAFFORD, 1 """ LEAGUE GRANT, ABSTRACT 89, SUGAR LAND, FORT BEND COUNTY, TEXAS

                                    EXHIBIT B

                           FLOOR PLAN OF THE PREMISES

                                    EXHIBIT C

                     TENANT IMPROVEMENTS AND SPECIFICATIONS

         Lessee Improvements and Specifications: Landlord shall tender and Tenant shall accept possession of the Lease Premises in an "AS-IS" condition, with all, and without any warranty, express, implied, or statutory (including implied warranties of habitability, suitability, condition, and fitness for a particular purpose) with the exception of the Tenant Improvements listed on the attached Exhibit "B" to be performed and completed in a workmanlike manner at the sole expense of the Landlord up to a $2.00psf Tenant Improvement Allowance. All other tenant improvements not shown or specified per Exhibit "B" will be at the sole cost to Lessee, and paid upon demand to the Landlord. Tenant Improvements are as follows:

1) Replace existing carpet in entire space with Building Standard Carpet.
2) Paint all existing walls with new building standard paint.
3) Add new door name to front door and directory strip on front and back entrance
4) Rekey front door lock only. All inside private locks are a cost to the tenant.

                                    EXHIBIT D

                               BASE RENT SCHEDULE

To Lease Agreement for: Enerteck Chemical Corp.

Rentable Square Footage (RSF):  557

Commencement Date:  February 1, 2001
                    ------------------------------------

                                    SCHEDULE

                                                 Annual Base               Monthly Rent               Annual Base
                         Time Period             Rental Rate                                         Rental Amount
            ------------------------------------------------------------------------------------------------------------------
            1-36MNTHS.                   02/01/01  TO  01/31/04       $      17.50          $   812.29             $ 9,747.49
            ------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------
                                                                                                                  $ 29,242.48
            ------------------------------------------------------------------------------------------------------------------

            TOTAL OF BASE  RENTAL PAYMENTS UNDER LEASE AGREEMENT:

                                    EXHIBIT E

                          PARKING RULES AND REGULATIONS

         It is the desire of Lessor to maintain and operate the parking garage and parking areas in an orderly manner. The following rules and regulations apply to all tenants in the Building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated.

         Lessor reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety, care, and cleanliness of the parking garage and parking areas and for the preservations of good order.

         1. Traffic Signs. All persons parking in the parking garage or parking areas shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, stripes separating parking spaces, etc.

         2. Control Devices. Lessor reserves the right to install or utilize any reasonable system of entry and exit control devices, Lessee identification cards, or vehicle identification cards or stickers; and all persons parking in the garage or parking areas shall comply with such system. Lessor may make reasonable charges for replacement of control device cards or other parking identification cards, which are lost or damaged.

         3. Tenant Guest Parking. Lessor reserves the right to utilize any reasonable system by which building Lessee may pay for parking of their guests or customers.

         4. Trash. All persons parking in the parking garage or parking areas shall refrain from throwing trash, ashtray contents, or other debris on the garage floor or parking areas.

         5. Flat Tires. All vehicle owners and all persons parking in the parking garage or parking areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgement of Lessor.

         6. Removal of Unauthorized Vehicles. If vehicles are blocking driveways or passageways or parked in violation of these rules and regulations or state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-1 and 6701g-2 of the Texas Civil Codes upon compliance with statutory notice.

         7. Security. Lessor shall use reasonable diligence in the maintenance of existing lighting in the parking garage or parking areas. Lessor shall not be responsible for additional lighting or further security measures in the parking garage or other parking areas.

         8. Timely Payment of Parking Rent. Lessee shall be entitled to monthly parking rights in the parking garage pursuant to Section 13 of the Lease and, only upon timely payment of the then current monthly parking rent.

         9. Designated Parking. In the event Lessee is expressly granted rights and/or privileges in and to specific parking areas or facilities under this Lease, the following shall apply: Lessee and Lessees employees and/or permitted subtenants shall park their cars only in those portions of the Parking Garage and areas that are from time to time designated for that purpose by Lessor. Lessor shall have the right from time to time to relocate parking areas within the Property for use by Lessee. Lessee shall furnish in writing the make, model, color and state automobile license number (automobile license numbers to be submitted on a yearly basis) assigned to Lessees cars within five (5) days after taking possession of the Premises and shall thereafter notify Lessor in writing of any changes within two (2) days. In the event Lessee, or its employees, agents and/or licensees fail to park their cars in the parking areas so designated from time to time by Lessor, then any requirements in the Lease regarding prior notice to Lessee or the expiration of any grace period, or both, shall not apply and Lessor at its option shall (a) have the immediate right to charge Lessee, or its permitted subtenants Ten Dollars ($10.00) per car per day parked in any areas other than that so designated (which charges shall be deemed Additional Rental hereunder and subject to all of the provisions relating thereto), and/or (b) tow such vehicle away each at Lessees cost and expense. Parking areas shall be used only for parking vehicles no longer than full size passenger automobiles or " ton pick up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles are herein referred to as "OVERSIZED VEHICLES." The maintenance, washing, waxing or cleaning of vehicles in the parking structure or elsewhere in the Property is prohibited. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                    EXHIBIT F

                                PAGE ONE OF FOUR

                         BUILDING RULES AND REGULATIONS

         The following rules and regulations, hereby accepted by Lessee, are prescribed by Lessor and shall be consistently applied to all tenants in order to provide and maintain, to the best of Lessors ability, orderly, clean and desirable Leased Premises and Property for the tenants of the Building, to protect tenants, so far as reasonably possible, and to regulate conduct in and use of the Property and Leased Premises in such manner as to minimize interference by others in the proper use of the Leased Premises by Lessee. In the following rules and regulations, all references to Lessee include not only Lessee, but also Lessees officers, agents, servants, employees, invitees, licensees, visitors, contractors, permitted assignees, and/or permitted subleases. Lessor has reserved the right to amend and supplement these Building Rules and Regulations as it may from time to time deem necessary or desirable for appropriate operation and safety of the Property and its occupants. These Rules shall not, however, be modified or supplemented in any way so as to impair, in any material respect, the beneficial use and enjoyment of the Leased Premises by Lessee for the uses permitted under this Lease. Lessor reserves the right to waive any of these rules or regulations as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

1. Lessee shall not block or obstruct any of the sidewalks, corridors, entries, passages, doors, elevators, elevator doors, hallways, stairways or other similar areas of the Property, and shall not place, empty, or throw away any rubbish, litter, trash, or material of any nature into such areas, and shall not use or permit such areas to be used at any time except for normal ingress and egress of tenants and Lessor to and from the Property and the Leased Premises.

2. The movement by Lessee of furniture, equipment, merchandise, freight, and other items and materials within, into, or out of the Leased Premises or the Property shall be restricted to after 6:00 p.m. and to the day, time, method and route of movement as prescribed in writing by Lessor upon prior written request from Lessee, and Lessee shall assume all liability and risk to persons and property, the Leased Premises, and Property in such movement. Lessee must notify Lessor in writing at least one (1) full business day in advance of the movement of said property so that Lessor may designate and prepare any elevator for such transportation or notify Lessee that such movement will not be permitted under the Lease. Safes and other heavy equipment shall be moved into, out of and within the Leased Premises only with Lessors prior written consent and only to places designated by Lessor in writing. Lessee shall protect all common area flooring during any such moves. Lessees moving company must be a licensed commercial mover and must be pre-approved by the Lessor in writing and must provide a certificate of liability insurance from a solvent insurance company licensed to do business in Texas. If a move requires after hours supervision by the Lessor, the Lessee will be charged a reasonable fee to be set by Lessor. All hand carts used in the Building must be equipped with rubber tires and rubber side guards.

3. Lessor will not be responsible for or liable for lost or stolen property, equipment, money, or any other item or article taken from the Leased Premises or Property, including but not limited to parking areas, regardless of how or when the loss or theft occurs.

4. Lessee shall not install or operate any refrigerating, heating, or air conditioning apparatus in the Leased Premises and shall not carry on any mechanical operation into the Leased Premises or Property. Flammable, explosive or other hazardous fluids or materials shall not be brought into the Property or the Leased Premises without the prior written permission of Lessor.

5. Lessee shall not use the Property or the Leased Premises for housing, lodging, or sleeping purposes, or for the cooking, preparation or distribution of food. If Tenant's approved plans and specifications for its Lessee Finish Out include a kitchen or coffee bar, Lessee may use such designated areas only for microwave oven preparation of food, hot plates to heat food and simple meal preparation for the enjoyment of Lessee, its employees and guests, but nothing contained herein will authorize Lessee to prepare food for resale or for profit or to operate a cafeteria, snack bar, restaurant or other public or private eating facility.

6. Lessee shall not bring into the Property or the Leased Premises or keep on, in or about the Leased Premises any bird or animal (other than animals trained to assist and which are assisting persons with visual impairment). Lessee shall not bring into the Property or keep on or in the Leased Premises any bicycle, boat, trailer, or commercial delivery or transport vehicle or any other vehicle without the prior written consent of Lessor.

                                    EXHIBIT F

                                PAGE TWO OF FOUR

                         BUILDING RULES AND REGULATIONS

7. Except as expressly permitted in the Lease, Lessee shall not make any alterations or improvements to the Leased Premises without the prior written consent of Lessor. All alterations and improvements and the methods of installing and constructing such alterations and improvements must be approved in writing by Lessor prior to commencement of installation or construction. Lessee shall not paint or decorate in the Leased Premises, and shall not mark, paint, or cut into, drive nails, or screw into or in any way deface any part of the Leased Premises or Property without the prior written consent of the Lessor. If Lessee desires signal, communication, alarm, or other utility service connection installed or changed, such work shall be done at expense of Lessee (including an administration fee equal to 15% of the total cost of such work), only with the prior written approval of the Lessor and only under the direction of the Lessor. All contractors and technicians performing work for Lessee within the Leased Premises and the Property must be approved in writing by Lessor prior to the commencement of any such work.

8.       For purposes of this Lease, Building Holidays are as follows:

                                  New Years Day
                                 Presidents Day

                                   Good Friday
                                  Memorial Day

                                Independence Day
                                    Labor Day

                    Thanksgiving Day and the following Friday
                                  Christmas Day

         If a Building Holiday falls on a Sunday, the Building will close on the preceding Saturday at 1:00 PM and remain closed until the following Tuesday morning. When Christmas falls on Saturday, the building will close on the preceding Friday and not reopen until the following Monday morning.

9. No furniture, equipment, or similar articles shall be moved into or from the Property without a removal permit from the Building Manager's office authorizing same, and after a permit is issued, movement shall be at the sole risk and responsibility of Lessee and shall otherwise be in accordance with Rule 2 above.

10. Lessee shall, before leaving the Leased Premises unattended, close and lock all outside doors and shut off all utilities; damage and any extra expense resulting from failure to do so shall be paid by Lessee.

11. Lessee shall give Lessor prompt notice of all accidents involving heating and air conditioning equipment, plumbing, electrical facilities or any part or appurtenance of the Premises, including without limitation damages to or defects in such equipment, plumbing, facilities or other appurtenance of the Property.

12. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no liquids or other materials or substances which might cause injury to the plumbing, foreign substance of any kind shall be placed therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision by Lessee or Lessees agents, employees or invitees shall be borne by Lessee and Lessor shall not be liable therefor.

13. All contractors and technicians performing work for Lessee within the Building shall be referred to Lessor for approval before performing such work. Lessor shall not unreasonably withhold or delay its approval of Lessees contractors or technicians. This preapproval requirement shall apply to all work, including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installations affecting floor, walls, windows, doors, ceilings, equipment or any other physical feature of the Property or the Leased Premises. None of this work shall be done by or on behalf of Lessee without Lessors prior written consent.

14. Should Lessee desire to place in the Property any unusually heavy equipment, including but not limited to, large files, safes, and electronic data processing equipment, it shall first obtain written approval of Lessor for the use of Building elevators and of the proposed location in which such equipment is to be installed or placed. Maximum live floor loads (excluding partitioning only) shall not exceed fifty (50) pounds per square foot. Lessee, at Lessees sole cost and expense, shall repair all damage done to the Property, including without limitation, the Leased premises, arising by reason of or in connection with the placement of heavy items, which over-stress the floor.

15. There shall not be used in any space, or in the public halls, sidewalks, corridors, or passageways of the Property, either by any Lessee or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and rubber side guards.

                                    EXHIBIT F

                               PAGE THREE OF FOUR

                         BUILDING RULES AND REGULATIONS

16. No person or contractor not employed by Lessor shall be used to perform janitor work, window washing, cleaning, repair or other work in the Leased Premises. Lessors janitors shall not be hindered by Lessee after 6:00 p.m. daily. Nothing shall be swept or thrown into the corridors, halls, elevator shafts, stairways or similar areas.

17. Lessee must dispose of crates, boxes and the like which are associated with the initial move-in and occupancy of the Premises, the purchase of any other furniture or equipment during the term of the Lease or any other items which are in excess of normal office supplies and stationery. In no event shall Lessee set such items in the public hallways or other areas of the Property for disposal.

18. Lessee, at Lessees sole cost and expense, shall repair all damage to flooring as a result of rust or corrosion of file cabinets, plants, pot holders, roller chairs, and metal objects.

19. Lessees employing laborers or others outside of the Leased Premises shall not have their employees paid in the Property.

20. Lessee shall not advertise the business, profession or activities of Lessee in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Property for any purpose other than that of the business address of Lessee or use any picture or likeness of the Property or the Property name in any letterheads, envelopes, circulars, notices, advertisements, containers, or wrapping materials, without Lessors prior written consent.

21. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Property and its occupants.

22. Lessee shall not make or permit any noise or odors that annoy or interfere with other Lessees or persons having business within or at the Property. Lessee shall not otherwise interfere in any way with other tenants, leases, or other persons having business at or in the Property.

23. Lessee shall not do any thing in or around the Leased Premises or the Property that may cause or that causes excessive vibration in any part of the Property.

24.      No Lessee, employee or invitee shall go upon the roof of the Property.

25. Lessee shall not suffer or permit smoking or carrying of lighted cigar, pipes or cigarettes in areas designated by Lessor or by applicable governmental rules, ordinances, regulations or agencies as non-smoking areas.

26. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessors written consent, which consent shall not be unreasonably withheld, unless the Property contains vending machines in the Building Common Areas, in which case, such consent may be denied or withheld in Lessors sole discretion.

27. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental rules, ordinances, regulations or agency.

28. Lessee and Lessees employees, agents and invitees shall not enter the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas and shall not go upon the roof of the Property without the prior written consent of Lessor.

29. Any additional services as are routinely provided to lessees, not required by the Lease to be performed by Lessor, which Lessee requests Lessor to perform, and which are performed by Lessor, shall be billed to Lessee at Lessors cost plus 15% and Lessee shall pay such bill on the next maturing date as an installment of Base Rental. The requests of Lessees for building services, maintenance and repair shall be made in writing to the Lessor and will be attended to only upon written application at the Management Office of the Property. Employees of Lessor shall not perform any work or do anything outside of their regular duties, unless under special instructions from the Management Office of the Building.

30. Lessee shall not change locks or install additional locks on doors without the prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys to the Property or the Leased Premises without the prior written consent of Lessor. All keys to the Leased Premises shall be surrendered to Lessor upon termination of the Lease.

                                    EXHIBIT F

                                PAGE FOUR OF FOUR

                         BUILDING RULES AND REGULATIONS

31. No sign, advertisement, notice or hand bill shall be exhibited, distributed, painted or affixed by Lessee, its employees or agents, on, about or from any part of the Leased Premises or the Property without the prior written consent of Lessor. Lessor will provide and maintain a directory in the Property and no other directory shall be permitted.

32.      Lessee shall place solid pads under all rolling chairs.

33. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the Property.

34. Lessee shall comply with parking rules and regulations as may be posted and distributed from time to time.

35. Lessee shall not place or install any window treatments without Landlords prior written consent.

36. Lessor reserves the right to: (a) change the name and address of the Property; (b) use the roof; (c) have pass keys to the Leased Premises;
         (d) install any signs on the exterior or interior of the Property;  and
         (e) make changes to the common areas or other parts of the Property.

37. Lessor may prevent access to the Property by any person who in Lessors judgment may be detrimental to the safety, character, reputation or interest of the Property or any tenant or lessee of the Property, or any part thereof.

38. Except as expressly permitted in the Lease, Lessee shall not use the Leased Premises or the Property to offer or to sell any items or services at retail price or cost without prior written approval of Lessor. The sale of services for stenography, typewriting, blueprinting, duplicating and similar businesses shall not be conducted from or within the Leased Premises or the Property for the service or accommodation of occupants of the Property without the prior written consent of Lessor. Lessee shall not conduct any auction on the Leased Premises nor store goods, wares, or merchandise on the Leased Premises, except for Lessees own use.

39. Lessee, its employees, agents and invitees, and anyone else who desires to enter the Property after normal working hours, will be required to identify themselves and to sign in upon entry and sign out upon leaving, giving their location during their stay and their time of arrival and departure. Property will normally be open for business form 7:00 a.m. until 6:00 p.m. daily, Monday through Friday, and from 8:00 a.m. until 1:00 p.m. on Saturdays, holidays excepted.

40. Lessee must obtain Lessors prior written approval for installation of any solar screen material, window shades, blinds, drapes, awnings, window ventilators, or other similar equipment and any window treatment of any kind whatsoever. Lessor will control all internal lighting that may be visible from the exterior of the Property and shall have the right to change any unapproved lighting, without notice to Lessee, at Lessees expense.

                                    EXHIBIT H

                              CORPORATE RESOLUTION

         The undersigned, as secretary of the corporation named below, does hereby certify that at a special meeting of the board of directors of the corporation, duly called and held on the , day of ________ 20___ at which a quorum of the directors were present and acting through out the following resolutions were unanimously adopted and are still in force and effect:

         RESOLVED that the president or the vice president of the corporation shall be authorized to execute a lease for office space on behalf of the corporation and/or to guarantee performance of a lease for office space, described below:

         Date of Lease:
                           -----------------------------------------------------
         Lessor:            HSO     Corporate    Drive    Limited    Partnership
                           -----------------------------------------------------
         Lessee:            Enerteck Chemical Corp.
                           -----------------------------------------------------
         Building Name:     THE ATRIUM BUILDING
                           -----------------------------------------------------
         Suite No.:         Suite #293
                            ----------------------------------------------------
         Address:           10701 Corporate Drive
                           -----------------------------------------------------
         City/State/Zip     Stafford,  Texas, 77477
                           -----------------------------------------------------

         RESOLVED FURTHER, that the president or vice president shall be authorized on behalf of the Corporation to execute and deliver to the Lessor thereunder all instruments reasonably necessary for such lease. Lessor under such lease shall be entitled to rely upon the above resolutions until the board of directors of the corporation revokes, alters, or countermands same in written form, certified by the secretary of the corporation, and deliver same, certified mail, return receipt requested, to the Lessor, Said corporation is duly organized and is in good standing under the laws of the State of Texas.. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the corporation were as follows:

-------------------------------------           --------------------------------

-------------------------------------           --------------------------------

         WITNESS MY HAND this                  day of              , 20        .
                              ----------------        -------------    --------

                                         Enerteck Chemical Corp.
                                         ---------------------------------------
                                         Type name of corporation

                                         S/s
                                         Signature of secretary of corporation

                                         Tom Kaminsky
                                         ---------------------------------------
                                         Printed Name

THE STATE OF________________

COUNTY OF___________________

         This instrument was acknowledged before me on _____________, ____ 2001, by ___________________, Secretary of ___________________________________, Inc.,
a ___________corporation, on behalf of said corporation.


                                         Notary Public in and

for the State of _______________
(INK STAMP NOTARY SEAL)
                                         -----------------------------

                                         -----------------------------
                                         Name: (Printed or Typed)

                                         My Commission Expires:_______

                                    EXHIBIT I

                                 RENEWAL OPTION
                                    (MARKET)

Intentially Left Blank.

                                    EXHIBIT J

                               SPECIAL PROVISIONS

Intentially left blank.

                                       31